UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23090

Oppenheimer Small Cap Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)   (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 1/29/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—12.8%
Auto Components—0.2%
Visteon Corp.	159	$10,634
Automobiles—1.0%
Thor Industries, Inc.	1,007	52,797
Hotels, Restaurants & Leisure—5.1%
Bloomin’ Brands, Inc.	2,470	43,620
Del Frisco’s Restaurant Group, Inc.[1]	4,521	71,613
Del Taco Restaurants, Inc.[1]	738	7,136
Intrawest Resorts Holdings, Inc.[1]	8,364	70,341
SeaWorld Entertainment, Inc.	3,583	68,292

		261,002
Household Durables—3.4%
LGI Homes, Inc.[1]	1,795	39,418
MDC Holdings, Inc.	3,883	84,494
WCI Communities, Inc.[1]	2,225	46,592

		170,504
Leisure Products—0.3%
Arctic Cat, Inc.	1,160	14,280
Media—1.0%
Regal Entertainment Group, Cl. A	2,836	48,921
Multiline Retail—1.1%
J.C. Penney Co., Inc.[1]	4,168	30,260
Tuesday Morning Corp.[1]	4,948	27,560

		57,820
Specialty Retail—0.4%
Barnes & Noble, Inc.	2,571	22,548
Textiles, Apparel & Luxury Goods—0.3%
Deckers Outdoor Corp.[1]	255	12,612

	Shares	Value
Consumer Staples—6.5%
Beverages—1.7%
National Beverage Corp.[1]	2,055	$84,954
Food Products—2.9%
B&G Foods, Inc.	1,930	70,290
Hain Celestial Group, Inc. (The)[1]	352	12,806
John B Sanfilippo & Son, Inc.	1,087	65,209

		148,305
Tobacco—1.9%
Vector Group Ltd.	4,184	97,571
Energy—4.9%
Energy Equipment & Services—1.3%
Oceaneering International, Inc.	533	18,042
Patterson-UTI Energy, Inc.	3,305	47,526

		65,568
Oil, Gas & Consumable Fuels—3.6%
Bonanza Creek Energy, Inc.[1]	3,763	10,725
Delek US Holdings, Inc.	3,237	55,094
Denbury Resources, Inc.	12,616	19,681
SM Energy Co.	1,290	18,034
Whiting Petroleum Corp.[1]	3,447	25,335
WPX Energy, Inc.[1]	10,383	56,276

		185,145
Financials—32.8%
Capital Markets—3.4%
Ares Management LP2	5,778	67,949
Houlihan Lokey, Inc., Cl. A	2,313	55,859
Moelis & Co., Cl. A	1,906	48,489

		172,297
Commercial Banks—12.8%
Associated Banc-Corp.	4,284	75,184
BancorpSouth, Inc.	2,888	60,302
CoBiz Financial, Inc.	4,700	51,653
First Interstate BancSystem, Inc., Cl. A	1,920	51,744

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
First NBC Bank Holding Co.[1]	2,462	$77,282
Glacier Bancorp, Inc.	3,014	71,100
Great Western Bancorp, Inc.	2,519	65,796
PacWest Bancorp	1,118	41,042
Prosperity Bancshares, Inc.	1,129	47,870
Talmer Bancorp, Inc., Cl. A	2,554	41,017
Umpqua Holdings Corp.	4,708	68,172

		651,162
Insurance—5.7%
CNO Financial Group, Inc.	3,518	61,213
Genworth Financial, Inc., Cl. A1	10,839	30,132
Hanover Insurance Group, Inc. (The)	788	64,214
Horace Mann Educators Corp.	1,984	60,949
Validus Holdings Ltd.	1,603	70,917

		287,425
Real Estate Investment Trusts (REITs)—9.9%
Care Capital Properties, Inc.	1,822	54,550
Communications Sales & Leasing, Inc.	1,379	26,490
CubeSmart	765	23,937
DuPont Fabros Technology, Inc.	1,282	42,524
Equity LifeStyle Properties, Inc.	1,154	76,072
Healthcare Realty Trust, Inc.	1,553	45,099
LaSalle Hotel Properties	1,773	39,290
Potlatch Corp.	4,004	115,475
Retail Opportunity Investments Corp.	4,410	81,541

		504,978
Real Estate Management & Development—1.0%
RE/MAX Holdings, Inc., Cl. A	1,423	49,549

	Shares	Value
Health Care—4.0%
Health Care Equipment & Supplies—0.8%
Halyard Health, Inc.[1]	1,622	$40,225
Health Care Providers & Services—0.6%
Owens & Minor, Inc.	884	30,631
Life Sciences Tools & Services—0.3%
VWR Corp.[1]	660	16,144
Pharmaceuticals—2.3%
Indivior plc	31,187	67,355
Medicines Co. (The)[1]	1,340	46,310

		113,665
Industrials—12.5%
Aerospace & Defense—4.3%
BWX Technologies, Inc.	1,673	50,089
Esterline Technologies Corp.[1]	870	68,478
Orbital ATK, Inc.	1,131	102,050

		220,617
Building Products—1.9%
Ply Gem Holdings, Inc.[1]	3,028	30,189
Universal Forest Products, Inc.	956	65,859

		96,048
Commercial Services & Supplies—0.8%
Deluxe Corp.	707	39,521
Electrical Equipment—1.0%
AZZ, Inc.	981	50,502
Machinery—0.8%
Federal Signal Corp.	2,793	41,309
Professional Services—2.1%
On Assignment, Inc.[1]	1,669	64,507
TrueBlue, Inc.[1]	1,940	44,309

		108,816
Road & Rail—0.8%
Genesee & Wyoming, Inc., Cl. A1	784	38,871

2  OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Trading Companies & Distributors—0.8%
WESCO International, Inc.[1]	999	$40,340
Information Technology—12.6%
Electronic Equipment, Instruments, & Components—4.2%
Belden, Inc.	561	23,966
Dolby Laboratories, Inc., Cl. A	1,145	41,231
Littelfuse, Inc.	648	66,031
SYNNEX Corp.	943	79,165

		210,393
IT Services—1.6%
Blackhawk Network Holdings, Inc., Cl. A1	1,138	42,891
Science Applications International Corp.	888	37,847

		80,738
Semiconductors & Semiconductor Equipment—3.1%
Microsemi Corp.[1]	1,536	48,691
MKS Instruments, Inc.	1,879	66,592
Semtech Corp.[1]	2,162	43,456

		158,739
Software—2.2%
Mentor Graphics Corp.	3,752	65,210
Verint Systems, Inc.[1]	1,274	46,641

		111,851
Technology Hardware, Storage & Peripherals—1.5%
Lexmark International, Inc., Cl. A	1,282	36,165
Super Micro Computer, Inc.[1]	1,395	41,543

		77,708
Materials—4.6%
Chemicals—1.5%
Huntsman Corp.	5,267	45,454
Sensient Technologies Corp.	486	29,000

		74,454

	Shares	Value
Construction Materials—0.4%
Eagle Materials, Inc.	428	$22,915
Containers & Packaging—0.6%
Owens-Illinois, Inc.[1]	2,240	28,986
Metals & Mining—0.7%
Reliance Steel & Aluminum Co.	617	35,132
Paper & Forest Products—1.4%
Louisiana-Pacific Corp.[1]	4,602	72,343
Utilities—6.5%
Electric Utilities—3.6%
ALLETE, Inc.	1,236	65,384
El Paso Electric Co.	1,534	62,787
Portland General Electric Co.	1,481	57,566

		185,737
Multi-Utilities—2.9%
Avista Corp.	1,299	48,102
MDU Resources Group, Inc.	3,189	53,831
NorthWestern Corp.	792	44,225

		146,158

Total Common Stocks (Cost $5,391,370)		4,939,915
Investment Company—1.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[3,4] (Cost $87,010)	87,010	87,010
Total Investments, at Value (Cost $5,478,380)	98.9%	5,026,925
Net Other Assets (Liabilities)	1.1	55,903

Net Assets	100.0%	$5,082,828

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STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

* January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 7, 2015 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares January 29, 2016[a]
Oppenheimer Institutional Money Market Fund, Cl. E	—	5,520,776	5,433,766	87,010

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$87,010	$111

a. Represents the last business day of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

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NOTES TO STATEMENT OF INVESTMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Small Cap Value Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on December 7, 2015.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

5  OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

6  OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

7  OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$651,118	$—	$—	$651,118
Consumer Staples	330,830	—	—	330,830
Energy	250,713	—	—	250,713
Financials	1,665,411	—	—	1,665,411
Health Care	133,310	67,355	—	200,665
Industrials	636,024	—	—	636,024
Information Technology	639,429	—	—	639,429
Materials	233,830	—	—	233,830
Utilities	331,895	—	—	331,895
Investment Company	87,010	—	—	87,010

Total Assets	$4,959,570	$67,355	$—	$5,026,925

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net

8  OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

9  OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,480,746

Gross unrealized appreciation	$65,010
Gross unrealized depreciation	(518,831)

Net unrealized depreciation	$(453,821)

10  OPPENHEIMER SMALL CAP VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Small Cap Value Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016